UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W, Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; $.01 Par Value	MSI	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were voted on at the Company’s Annual Meeting:

1.	The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Gregory Q. Brown	121,045,896	5,582,493	2,964,034	20,114,201
Kenneth D. Denman	123,896,554	5,470,912	224,957	20,114,201
Egon P. Durban	95,427,684	33,893,029	271,710	20,114,201
Clayton M. Jones	129,100,826	267,320	224,277	20,114,201
Judy C. Lewent	128,928,656	456,448	207,319	20,114,201
Gregory K. Mondre	94,865,860	34,457,144	269,419	20,114,201
Anne R. Pramaggiore	128,772,644	607,549	212,230	20,114,201
Joseph M. Tucci	128,176,524	1,190,419	225,480	20,114,201

2.

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
144,329,307	5,124,622	252,695

3.	The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
119,624,348	9,661,006	307,069	20,114,201

4.	A stockholder proposal on an independent director with human rights expertise was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
10,646,962	109,368,596	9,576,865	20,114,201

5.	A stockholder proposal on lobbying disclosure was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
46,749,435	77,639,909	5,203,079	20,114,201

Item 8.01	Other Events

On May 10, 2019, John P. Molloy, Executive Vice President, Products & Sales of Motorola Solutions, Inc. (the “Company”) adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.

Mr. Molloy’s 10b5-1 plan provides for 165,852 shares to be acquired through the exercise of stock options. Shares may be sold under Mr. Molloy’s plan on the open market at prevailing market prices and subject to minimum price thresholds specified in his plan.

Transactions under the 10b5-1 plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Motorola Solutions does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

Dated: May 15, 2019	By:	/s/ Kristin L. Kruska
Name: Kristin L. Kruska
Title: Corporate Vice President and Secretary